Invested assets and net new money (Detail 2) - USD ($) $ in Billions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Development Of Invested Assets [Line Items]
Total invested assets at the beginning of the year	$ 3,981	$ 4,614
Net new money	112	76
Market movements	379	(596)
Foreign currency translation	69	(74)
Other effects	(37)	(40)
of which: acquisitions / (divestments)	(25)	(19)
Total invested assets at the end of the year	$ 4,505	$ 3,981